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                                                                  EXHIBIT 10.1.2


                               QLOGIC CORPORATION
                              NON-EMPLOYEE DIRECTOR
                                STOCK OPTION PLAN

                     (AS AMENDED; CURRENT AS OF JUNE 2001)

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                               QLOGIC CORPORATION
                              NON-EMPLOYEE DIRECTOR
                                STOCK OPTION PLAN

                                TABLE OF CONTENTS

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
1.      PURPOSE..............................................................................1

2.      NONQUALIFIED STOCK OPTIONS...........................................................1

3.      ADMINISTRATION.......................................................................1

        3.1    Administration by Board.......................................................1
        3.2    Administration by Committee...................................................1

4.      ELIGIBILITY..........................................................................2

5.      SHARES SUBJECT TO OPTIONS............................................................2

6.      TERMS AND CONDITIONS OF OPTIONS......................................................2

        6.1    Grant of Options..............................................................2
        6.2    Option Price..................................................................3
        6.3    Notice and Payment............................................................3
        6.4    Term of Option................................................................4
        6.5    Exercise of Option............................................................4
        6.6    No Transfer of Option.........................................................4
        6.7    Rights as a Stockholder or Director...........................................4
        6.8    No Fractional Shares..........................................................4
        6.9    Exercisability in the Event of Death..........................................4
        6.10   Recapitalization, Reorganization or Change in Control of Company..............4
        6.11   Modification, Extension, and Renewal of Options...............................5
        6.12   1994 Distribution.............................................................6
               (a)    Adjustment of Options for Reverse Stock Split..........................6
               (b)    Conversion of Options Upon the Distribution............................6
               (c)    Option Terms and Conditions............................................6
               (d)    Option Price...........................................................6
               (e)    Fair Market Value......................................................7
        6.13   Other Provisions..............................................................7

7.      TERMINATION OR AMENDMENT OF PLAN.....................................................7

8.      INDEMNIFICATION......................................................................7

9.      STOCKHOLDER APPROVAL AND TERM OF PLAN................................................8



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                               QLOGIC CORPORATION
                              NON-EMPLOYEE DIRECTOR
                                STOCK OPTION PLAN


        1. PURPOSE. The purpose of this QLogic Corporation Non-Employee Director Stock Option Plan ("Plan") is to increase the proprietary and vested interest of the non-employee directors of QLogic Corporation ("Company") in the growth and performance of the Company by granting such directors options to purchase shares of common stock of the Company, to encourage them to continue their services to the Company, and to attract individuals of outstanding ability to serve on the Board of Directors of the Company.

        2. NONQUALIFIED STOCK OPTIONS. The options granted under the Plan (each an "option") will be options not specifically authorized or qualified for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended, and any successor statutes ("Code") ("nonqualified stock options").

        3. ADMINISTRATION.

                3.1 ADMINISTRATION BY BOARD. The Plan shall be administered by the Board of Directors of the Company ("Board"). Subject to the provisions of the Plan, the Board shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, and to make all of the determinations necessary or advisable for administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options under the Plan, the number of shares of stock subject to any such options, or the purchase price thereof. The interpretation and construction by the Board of any provision of the Plan, or of any agreement executed pursuant to the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

                3.2 ADMINISTRATION BY COMMITTEE. The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee (the "Committee") of not fewer than two (2) members of the Board, all of the members of which Committee shall be persons who, in the opinion of counsel to the Company, are "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission. Effective on and after August 15, 1996, the requirement that Committee members be disinterested persons shall not apply and all of the members of the Committee shall be persons who, in the opinion of counsel to the Company, are "non-employee directors" within the meaning of Rule l6b-3(b)(3)(i) promulgated by the Securities and Exchange Commission. If administration is delegated to a Committee, the Committee shall have, in connection with administration of the Plan, the powers otherwise possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations



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for the conduct of its business as it may deem advisable. No member of the
Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

        4. ELIGIBILITY. Each director of the Company who satisfies the eligibility criteria of this Section 4 (an "Eligible Director") shall receive an option under the Plan pursuant to Section 6.1 hereof. A director is an Eligible Director only if such director (i) is not then an employee of the Company or any of its subsidiaries and (ii) has not, within three (3) years immediately preceding such time, received any stock option, stock bonus, stock appreciation right, or other similar stock award from the Company or any of its subsidiaries, except as provided by this Plan. Only Eligible Directors may receive options under the Plan. A director of the Company shall not be deemed to be an employee of the Company or any of its subsidiaries solely by reason of the existence of an agreement between such director and the Company or any subsidiary thereof pursuant to which the director provides services as a consultant to the Company or its subsidiaries on a regular or occasional basis for compensation.

        5. SHARES SUBJECT TO OPTIONS. The stock available for grant of options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, common stock. The aggregate number of shares which may be issued pursuant to exercise of options granted under the Plan shall not exceed 1,800,000(1) shares of common stock. In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of common stock allocable to the unexercised portion of the option shall again be available for options under the Plan as if no option had been granted with respect to such shares.

        6. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by agreements in such form and containing such provisions which are consistent with the Plan as the Board or Committee shall from time to time approve. All grants of options to Eligible Directors shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions.

                6.1 GRANT OF OPTIONS.

                        (a) Prior to July 1, 1996, an option to purchase 12,500 shares of common stock of the Company shall be granted automatically to each Eligible Director upon the later to occur of (1) the date of adoption of the Plan by the Board, (2) the date of Stockholder approval of the Plan, (3) the Distribution Date (as defined in Section 6.12), or (4) the date on which such director first becomes an Eligible Director (the "Initial Grant Date"). Effective as of July 1, 1996, an option to purchase 40,000(2) shares of common stock of the Company shall be granted automatically to each Eligible Director upon the Initial Grant Date. In the event of a stock dividend, stock split or like change in the capital structure of the Company on or after June 13, 2001 resulting in an increase in the number of its outstanding shares of stock, the option to purchase the number of shares of common stock pursuant to the automatic grant described in this subsection will not be correspondingly increased with respect to automatic grants made on or following the date of such stock dividend (but only on common stock), stock split or like change in the capital structure of the Company.

                        (b) Subsequent annual grants shall be made at the close of business on the date of each annual meeting of stockholders at which the members of the Board are elected or reelected subsequent to the Initial Grant Date (the "Annual Grant Date"). Each Eligible Director shall automatically receive an option to purchase 20,000(3) shares of common stock of the Company on the Annual Grant Date. If the Eligible Director is serving as the Chairman of the Board on the

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(1) As amended on June 21, 2000 and after giving effect to stock splits through
February 8, 2000.

(2) As amended in June 2001 and after giving effect to stock splits through February 8, 2000.

(3) As amended in June 2001 and after giving effect to stock splits through February 8, 2000.



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Annual Grant Date, an option to purchase 54,000(3) shares of common stock of the
Company shall be granted. If a period of less than twelve (12) months elapses between the Initial Grant Date and the first Annual Grant Date, the number of shares of common stock that can be purchased under the option granted on the Annual Grant Date shall be prorated by multiplying the number of shares designated above by a fraction, the numerator of which shall be the number of days that have elapsed since the Initial Grant Date and the denominator of which shall be the number of days since the last annual meeting of stockholders at which the members of the Board were elected or reelected. In the event of a stock dividend, stock split or like change in the capital structure of the Company on or after June 13, 2001 resulting in an increase in the number of its outstanding shares of stock, the option to purchase the number of shares of common stock pursuant to the automatic grant described in this subsection will not be correspondingly increased with respect to automatic grants made on or following the date of such stock dividend (but only on common stock), stock split or like change in the capital structure of the Company.

                6.2 OPTION PRICE. Except as provided by Section 6.12, the purchase price for the shares subject to any option shall be 100% of the fair market value of the shares of common stock of the Company on the date the option is granted. For purposes of the Plan, the "fair market value" of any share of common stock of the Company at any date shall be (a) if the common stock is listed on an established stock exchange or exchanges, the last reported sale price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange, (b) if the common stock is not then listed on an exchange, the last reported sale price per share on the last trading day immediately preceding such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such day, the average of the closing bid and asked prices per share for the common stock in the over-the-counter market as quoted on NASDAQ on such day, or (c) if the common stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board or the Committee.

                6.3 NOTICE AND PAYMENT. Any exercisable portion of an option may be exercised only by:

                        (a) delivery of a written notice to the Company, prior to the time when such option becomes unexercisable under Section 6.4, stating the number of shares being purchased and complying with all applicable rules established by the Board or the Committee;

                        (b) payment in full of the exercise price of such option by, as applicable, (1) cash or check for an amount equal to the aggregate option exercise price for the number of shares being purchased, (2) in the discretion of the Board or Committee, upon such terms as the Board or Committee shall approve, a copy of instructions to a broker directing such broker to sell the common stock for which such option is exercised, and to remit to the Company the aggregate exercise price of such options (a "cashless exercise"), or (3) in the discretion of the Board or Committee, upon such terms as the Board or Committee shall approve, the optionee may pay all or a portion of the purchase price for the number of shares being purchased by tendering shares of the Company's common stock owned by the optionee, duly endorsed for transfer to the Company, with a fair market value (as determined pursuant to Section 6.2) on the date of delivery equal to the aggregate purchase price of the shares with respect to which such option or portion is thereby exercised (a "stock-for-stock exercise");

                        (c) payment of the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of an option. The Optionee may pay all or a portion of the tax withholding by (1) cash or check payable to the Company, (2) in the discretion of the Board or Committee, upon such terms as the Board or Committee shall approve, cashless exercise, (3) in the discretion of the Board or Committee, upon such terms as the Board or Committee shall approve, stock-for-stock exercise, or (4) a combination of (1), (2) and (3); and



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                        (d) delivery of a written notice to the Company
requesting that the Company direct the transfer agent to issue to the Optionee (or to his designee) a certificate for the number of shares of common stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise.

        Any certificate(s) for shares of outstanding common stock of the Company used to pay the exercise price shall be accompanied by stock power(s) duly endorsed in blank by the registered holder of the certificate(s) (with the signature thereon guaranteed). In the event the certificate(s) tendered by the optionee in such payment cover more shares than are required for such payment, the certificate(s) shall also be accompanied by instructions from the optionee to the Company's transfer agent with respect to disposition of the balance of the shares covered thereby.

                6.4 TERM OF OPTION. No option granted under the Plan shall be exercisable after the expiration of the earlier of:

                        (a) ten years following the date the option is granted;
or

                        (b) one year following the date the optionee ceases to be a director of the Company for any reason.

                6.5 EXERCISE OF OPTION. No option shall be exercisable during the lifetime of an optionee by any person other than the optionee. An option shall become exercisable as to one-third of the shares subject to the option on each anniversary of the date the option is granted if the director to whom the option is granted is still a director of the Company on such anniversary.

                6.6 NO TRANSFER OF OPTION. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution.

                6.7 RIGHTS AS A STOCKHOLDER OR DIRECTOR. An optionee or transferee of an option shall have no rights as a stockholder of the Company with respect to any shares covered by any option until the date of issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distribution or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 6.10. Nothing in the Plan or in any option agreement shall confer upon any director any right to continue as a director of the Company or any of its subsidiaries, to be nominated to serve as a director, or to receive any particular rate of compensation.

                6.8 NO FRACTIONAL SHARES. In no event shall the Company be required to issue fractional shares upon the exercise of an option.

                6.9 EXERCISABILITY IN THE EVENT OF DEATH. In the event of the death of an optionee, any option (or unexercised portion thereof) held by the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee's personal representatives, heirs, or legatees subject to the provisions of Sections 6.4 and 6.5 hereof.

                6.10 RECAPITALIZATION, REORGANIZATION OR CHANGE IN CONTROL OF COMPANY. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the option rights granted under the Plan, and the exercise price of such option rights, in the event of a stock dividend (but only on common stock),



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stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. Notwithstanding the foregoing, in the event of a stock dividend, stock split or like change in the capital structure of the Company on or after June 13, 2001 resulting in an increase in the number of its outstanding shares of stock, the option to purchase the number of shares of common stock pursuant to the automatic grants described in Section 6.1 will not be correspondingly increased with respect to automatic grants made on or following the date of such stock dividend (but only on common stock), stock split or like change in the capital structure of the Company. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to use substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such options would otherwise be cancelled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to fully exercise the optionee's option in whole or in part without regard to any installment exercise provisions otherwise provided by Section 6.5. In the event of a Change in Control of the Company, as defined below, any unexercised option theretofore granted under the Plan which is not then already exercisable as to all of the shares subject to the option shall become exercisable upon such Change in Control as to one-half of the shares as to which the option is not already exercisable in addition to the shares, if any, as to which the option is already exercisable. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or the Committee, the determination of which in that respect shall be final, binding, and conclusive. A "Change in Control" shall be deemed to have occurred if:

                        (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially 33-1/3% or more of the common stock of the Company outstanding, or

                        (b) if following:

                                (1) a tender or exchange offer for voting
securities of the Company (other than any such offer made by the Company), or

                                (2) a proxy, contest for election of directors
of the Company, the persons who were directors of the Company immediately before the initiation of such event (or directors who were appointed by such directors) cease to constitute a majority of the Board of the Company upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

                6.11 MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Board or Committee may modify, extend, or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an option shall:

                        (a) without the consent of the optionee, alter or impair any rights of the optionee under the option, or

                        (b) adversely affect the qualification of the Plan or any other stock-related plan of the Company under Rule 16b-3 under the Securities Exchange Act of 1934 or any successor provision.



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                6.12 1994 DISTRIBUTION. The following provisions shall apply to the options issued under this Plan in connection with the conversion and adjustment of options which are outstanding under the Emulex Corporation Non-Employee Director Stock Option Plan (the "Emulex Plan") on the "Distribution Date" specified in the Distribution Agreement (the "Distribution Agreement") providing for the distribution of all of the outstanding common stock of the Company (the "Distribution") to the stockholders of Emulex Corporation, a Delaware corporation ("Emulex"), on the Distribution Date and a reverse stock split of the Outstanding shares of common stock of the Company in connection with the Distribution pursuant to which each two outstanding shares of common stock of the Company on the Distribution Date will be combined to become one share of common stock of the Company (the "Reverse Stock Split"), with all fractional shares being acquired by the Company for cash:

                        (a) ADJUSTMENT OF OPTIONS FOR REVERSE STOCK SPLIT. Upon the effectiveness of the Reverse Stock Split, each option then outstanding under the Emulex Plan shall be automatically adjusted pursuant to the terms of the Emulex Plan so that the total number of shares of common stock of Emulex purchasable under such option and the number of shares of such common stock purchasable as of any given point in time shall be halved and the purchase price per share of such common stock shall be doubled.

                        (b) CONVERSION OF OPTIONS UPON THE DISTRIBUTION. Upon the Distribution, each option then outstanding under the Emulex Plan (an "Outstanding Option") shall be automatically converted into two separately exercisable options (collectively, the "New Options"), one to purchase common stock of Emulex (a "New Emulex Option") and the other to purchase common stock of the Company (a "Company Option"). Each New Emulex Option will be deemed granted under the Emulex Plan and each Company Option will be deemed granted under this Plan. Each New Option shall be exercisable for a number of shares equal to the number of shares subject to purchase under the unexercised portion of the related Outstanding Option (as adjusted as a result of the Reverse Stock Split as provided herein).

                        (c) OPTION TERMS AND CONDITIONS. Except as otherwise provided in this Section 6.12, each New Option shall contain and continue to be subject to the same terms and conditions of the related Outstanding Option, including, without limitation, provisions relating to the term and expiration of the option; exercisability of the option; payment for shares purchased upon exercise of the option; adjustments in the shares and exercise price under the option, cancellation of the option, and/or acceleration of exercisability of the option in the event of any stock dividend, stock split, reverse stock split, merger, consolidation, liquidation, recapitalization or reorganization of the Company or Emulex, as the case may be; or acceleration of exercisability of the option as a result of a change in control of the Company or Emulex, as the case may be. For purposes of determining expiration of the term and vesting of the right to exercise a Company Option received in connection with the conversion of an Outstanding Option held by a person who is a director of Emulex immediately after the Distribution, such person's service as a director of Emulex following the Distribution shall be credited as if it were service as a director of the Company. For purposes of determining expiration of the term and vesting of the right to exercise a New Emulex Option received in connection with the conversion of an Outstanding Option held by a person who is a director of the Company immediately after the Distribution, such person's service as a director of the Company following the Distribution shall be credited as if it were service as a director of Emulex.

                        (d) OPTION PRICE. Upon the Distribution, the purchase price per share of stock purchasable under each New Option shall be adjusted to give effect to the Distribution by



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allocating the purchase price per share of the stock purchasable under the related Outstanding Option between the Company Option and the New Emulex Option proportionately such that the purchase price per share under the Company Option shall be equal to the product of the purchase price per share under the related Outstanding Option (adjusted as a result of the Reverse Stock Split as provided herein) multiplied by a fraction, the numerator of which is the fair market value of a share of common stock of the Company and the denominator of which is the sum of the fair market value of a share of common stock of the Company plus the fair market value of a share of common stock of Emulex; and the purchase price per share under the New Emulex Option shall be equal to the product of the purchase price per share under the related Outstanding Option (adjusted as a result of the Reverse Stock Split as provided herein) multiplied by a fraction, the numerator of which is the fair market value of a share of common stock of Emulex and the denominator of which is the sum of the fair market value of a share of common stock of Emulex plus the fair market value of a share of common stock of the Company.

                        (e) FAIR MARKET VALUE. For purposes of this Section 6.12, the fair market value of a share of common stock of the Company and a share of common stock of Emulex shall be the average of the closing sales prices per share of common stock of the Company and common stock of Emulex, respectively, as quoted on the NASDAQ National Market System as reported in the Wall Street Journal for each of the 20 trading days beginning on the day following the Distribution Date, and if there is no closing sale price reported on the NASDAQ National Market System for either common stock of the Company or common stock of Emulex for one or more days during such period, the determination shall be made utilizing the earliest 20 days following the day following the Distribution Date on which closing sales prices are reported for such stock.

                6.13 OTHER PROVISIONS. Each option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board or Committee.

        7. TERMINATION OR AMENDMENT OF PLAN. The Board may at any time terminate or amend the Plan; provided that, without approval of the stockholders of the Company, there shall be, except by operation of the provisions of Section 6.10, no increase in the total number of shares covered by the Plan, no change in the class of directors eligible to receive options granted under the Plan, no material increase in the benefits accruing to participants under the Plan, no reduction in the exercise price of options granted under the Plan, and no extension of the latest date upon which options may be exercised; and provided further that, without the consent of the optionee, no amendment may adversely affect any then outstanding option or any unexercised portion thereof held by the optionee. Prior to August 15, 1996, the Plan may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

        8. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board or the Committee administering the Plan shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or



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misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

        9. STOCKHOLDER APPROVAL AND TERM OF PLAN. This is an amendment and restatement of the Plan, which originally was adopted and effective January 25, 1994. This amendment and restatement of the Plan shall be Subject to approval by the stockholders of the Company within 12 months after adoption of this amended and restated Plan by the Board. In the event stockholder approval of the Plan is not obtained within such time period, the Plan shall be terminated and all options granted pursuant to the amendment and restatement of the Plan shall be void and of no effect. The amended and restated Plan shall become effective upon its adoption by the Board and approval by stockholders (the "Effective Date") and shall apply to options granted on or after the Effective Date. The terms of options granted under the Plan prior to the Effective Date shall be governed by the Plan terms in effect prior to the Effective Date. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on December 31, 2001(4).

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(4) As amended in June 1996.



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